UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 17, 2006

National City Auto Receivables
Trust 2002-A

(Exact name of registrant as specified in its charter)

Delaware	333-74756	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 East 9th Street
Cleveland, Ohio		44114-3484

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 222-2000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Item 8.01 Other Events.

     For the Payment Date of January 17, 2006, The Bank of New York, as Indenture Trustee, made the monthly payments to the Securityholders, as indicated in the Payment Date Statement to Securityholders (the “Payment Date Statement to Securityholders”).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibit No. 20

     The following is filed herewith. The exhibit number corresponds with Item 601 of Regulation S-K.

Exhibit No.	Description

20	Payment Date Statement to Securityholders

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY BANK, as Trust Administrator
By:	/s/ Russell A. Cronin, Jr.
	Name:	Russell A. Cronin, Jr.
	Title:	Senior Vice President

Dated: January 26, 2006